Exhibit 10.3

SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of April 4, 2006 is entered into among AGC FUNDING CORPORATION (the “Seller”), AMERICAN GREETINGS CORPORATION (in its individual capacity, “Greetings”), in its capacity as Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (in its individual capacity, “PNC”), as purchaser agent for Market Street Funding LLC, PNC, as Administrator for each Purchaser Group (in such capacity, the “Administrator”), MARKET STREET FUNDING LLC (as successor to Market Street Funding Corporation in its individual capacity, “Market Street”), as a Conduit Purchaser and as a Related Committed Purchaser, LIBERTY STREET FUNDING CORP. (“LSFC”), as a Conduit Purchaser and THE BANK OF NOVA SCOTIA (“BNS”), as a Related Committed Purchaser and as purchaser agent for itself and LSFC.

RECITALS

1. The Seller, the Servicer, the Administrator, PNC, Market Street, Fifth Third Bank, LSFC and BNS are parties to the Receivables Purchase Agreement dated as of August 7, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to Agreement.

2.1 The definition of “Facility Termination Date” contained in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

““Facility Termination Date” means the earliest to occur of: (a) with respect to each Purchaser, August 1, 2007, in each case subject to any extension pursuant to Section 1.10 of the Agreement (it being understood that if any such Purchaser does not extend its Commitment hereunder then the Purchase Limit shall be reduced by an amount equal to the Commitment of such Exiting Purchaser and the Commitment Percentages of the Purchasers within each remaining Purchaser Group shall be appropriately adjusted), (b) the date determined pursuant to Section 2.2 of the Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(b) of the Agreement, (d) with respect to each Purchaser Group, the date that the commitments of all of the Liquidity Providers terminate under the related Liquidity Agreements or the date one or more of such Purchaser Group’s Program Support Agreements terminate and (e) with respect to each Purchaser Group, the date that the commitment, of all of the Related Committed Purchasers of such Purchaser Group terminate pursuant to Section 1.10.”

2.2 The definition of “Purchase Limit” contained in Exhibit I to the Agreement is hereby amended by deleting the amount “$200,000,000” and inserting in its place the amount “$150,000,000”.

2.3 All references to Fifth Third Bank whether in its individual capacity or whether acting in any specified capacity are hereby deleted in their entirety as they appear in any of the Transaction Documents.

3. Agreements in respect of Allocations. Each Related Committed Purchaser party hereto, by executing and delivering a counterpart to this Amendment, hereby acknowledges and agrees that its respective “Commitment” is as set forth beneath such Person’s signature to this Amendment.

4. Exiting Purchaser. By signing below, each of the parties hereto (including Fifth Third Bank (“Fifth Third”)), hereby agrees that from and after the effectiveness of this Amendment, Fifth Third shall cease to be a party to the Agreement as Purchaser Agent for the Fifth Third Purchaser Group, as a Conduit Purchaser, as a Related Committed Purchaser or in any other capacity and any fee letter or other agreement executed by it in connection therewith and shall have no further rights or obligations thereunder (other than any rights or obligations that specifically survive termination of the Agreement or other agreement executed by it in connection therewith pursuant to its respective terms and that are the result of actions or otherwise that occurred prior to the effectiveness of this Amendment).

5. Representations and Warranties. The Seller hereby represents and warrants to each Purchaser and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, and in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

6. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

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7. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion and (b) an acknowledgment of receipt by Fifth Third from the Seller of an amount equal to $3,683.33, representing all amounts due and payable to Fifth Third under the Transaction Documents.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

(continued on following page)

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AGC FUNDING CORPORATION

By:	/s/ Stephen J. Smith
Name:	Stephen J. Smith
Title:	Vice President and Treasurer

AMERICAN GREETINGS CORPORATION, as Servicer

By:	/s/ Stephen J. Smith
Name:	Stephen J. Smith
Title:	Vice President, Treasurer and Investor Relations

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for Market Street Funding LLC

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	Vice President

MARKET STREET FUNDING LLC, as a Conduit Purchaser and as a Related
Committed Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Commitment: $80,000,000

THE BANK OF NOVA SCOTIA,
as a Related Committed Purchaser and as Purchaser Agent for itself and Liberty Street Funding Corp.

By:	/s/ J. Alan Edwards
Name:	J. Alan Edwards
Title:	Managing Director

Commitment: $70,000,000

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

AGREED AND ACKNOWLEDGED:

FIFTH THIRD BANK, as Purchaser Agent for the Fifth Third Purchaser Group, as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Robert Finley
Name:	Robert Finley
Title:	Vice President

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